                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
[X]  Definitive Proxy Statement                   by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                         Retractable Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


________________________________________________________________________________
    (Name of Person[s] Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     ---------------------------------------------------------------------------
     (2) Form, Schedule, or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3) Filing Party:

     ---------------------------------------------------------------------------
     (4) Date Filed:

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

                         RETRACTABLE TECHNOLOGIES, INC.
                                  511 Lobo Lane
                          Little Elm, Texas 75068-0009

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2002

To the Stockholders of Retractable Technologies, Inc.:

     NOTICE IS HEREBY GIVEN THAT the 2002 Annual Meeting of Stockholders of Retractable Technologies, Inc., a Texas corporation (the "Company" or "RTI"), will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 20th day of September, 2002, at 10:00 a.m., central standard time (the "Annual Meeting") for the following purposes:

     To elect three (3) Series II directors by the holders of the outstanding Series II Class B Convertible Preferred Stock;

     To elect five (5) Class 2 directors of the Company by the holders of the outstanding Common Stock;

     To increase the number of shares authorized for issuance under the Company's 1999 Stock Option Plan to 4,000,000;

     To authorize 5,000,000 shares of a Class C Convertible Preferred Stock;

     To ratify the appointment of Cheshier & Fuller, L.L.P. as independent accountants for the Company for the year ending December 31, 2002; and

     To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Company has fixed the close of business on July 23, 2002, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of Common Stock and Series II Class B Convertible Preferred Stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy for any proposal therein, the proxy will be voted FOR such proposals as specified in the Proxy Statement.

     The list of stockholders of the Company may be examined at the offices of the Company and its registered agent beginning on September 10, 2002, and at the Annual Meeting. Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

                                        /s/ Thomas J. Shaw
                                        ------------------------------
                                        THOMAS J. SHAW
                                        CHAIRMAN, PRESIDENT, AND
                                        CHIEF EXECUTIVE OFFICER

                                 PROXY STATEMENT

     The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Retractable Technologies, Inc., a Texas corporation (the "Company" or "RTI") which has its principal executive offices at 511 Lobo Lane, Little Elm, Texas 75068-0009, to be voted at the Annual Meeting of stockholders of the Company (the "Annual Meeting"), which will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 20th day of September, 2002, at 10:00 a.m., central standard time, for the following purposes:

     To elect three (3) Series II directors by the holders of the outstanding Series II Class B Convertible Preferred Stock;

     To elect five (5) Class 2 directors of the Company by the holders of the outstanding Common Stock;

     To increase the number of shares authorized for issuance under the Company's 1999 Stock Option Plan to 4,000,000;

     To authorize 5,000,000 shares of a Class C Convertible Preferred Stock;

     To ratify the appointment of Cheshier & Fuller, L.L.P. as independent accountants for the Company for the year ending December 31, 2002; and

     To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company;
(2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" such proposals. If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares. The Company will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. The Company's Form 10-KSB annual report for the year ended December 31, 2001, was previously mailed to all Common Stockholders and Series II Stockholders. This form does not constitute a part of the proxy soliciting material.

     This proxy statement and the enclosed form of proxy were mailed to stockholders on August 13, 2002.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Holders of Series II Stock

     Holders of Series II Class B Convertible Preferred Stock ("Series II Stock"), $1 par value, at the close of business on July 23, 2002, the record date, are entitled to notice of and to vote on the election of three (3) Series II directors at the Annual Meeting and any adjournments or postponements thereof. Each share of Series II Stock entitles the holder to one (1) vote per share. On July 23, 2002, there were 431,000 shares of Series II Stock issued and outstanding, which constituted the only outstanding Series II Class B Convertible Preferred voting securities. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Series II Stock as a separate class, entitled to vote at the meeting, is necessary to constitute a quorum at the Annual Meeting for voting by the Series II stockholders.

Holders of Common Stock

     Holders of record of the Company's Common Stock, no par value, at the close of business on July 23, 2002, the record date, are entitled to notice of and to vote on the election of five (5) Class 2 directors; the increasing of the number of shares authorized for issuance under the Company's 1999 Stock Option Plan to 4,000,000; the authorization of 5,000,000 shares of a Class C Convertible Preferred Stock; and the ratification of the appointment of Cheshier & Fuller, L.L.P. as the Company's independent accountants at the Annual Meeting and any adjournments or postponements thereof. Each share of Common Stock entitles the holder to one (1) vote per share. On July 23, 2002, there were 20,307,600 shares of Common Stock issued and outstanding, which constituted the only outstanding voting Common Stock. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Common Stock as a separate class, entitled to vote at the meeting, is necessary to constitute a quorum at the Annual Meeting for voting by the Common Stockholders.

                                VOTING PROCEDURES

Election of Three (3) Series II Directors

     A plurality of the shares of Series II Stock as a class, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the election of the Series II directors. Accordingly and if a quorum is present, the three (3) nominees for election as directors who receive the greatest number of votes cast for election by the holders of record of Series II Stock on July 23, 2002, as a class shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting.

Election of Five (5) Class 2 Directors; Increasing the Number of Shares Authorized Under the Company's 1999 Stock Option Plan to 4,000,000; Authorizing 5,000,000 Shares of a Class C Convertible Preferred Stock; and Ratification of the Appointment of Cheshier & Fuller, L.L.P.

     A plurality of the shares of Common Stock, as a class, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the election of the Class 2 directors. Accordingly and if a quorum is present, the five (5) nominees for Class 2 director who receive the greatest number of votes cast for election by the holders of record of Common Stock on July 23, 2002, as a class shall be duly elected Class 2 directors upon completion of the vote tabulation at the Annual Meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposals to: 1) increase the number of shares authorized for issuance under the Company's 1999 Stock Option Plan to 4,000,000; 2) authorize 5,000,000 shares of a Class C Convertible Preferred Stock; and 3) ratify the appointment of Cheshier & Fuller, L.L.P. as the Company's independent accountants for the year ending December 31, 2002.

Abstentions and Broker Nonvotes

     Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matter voted upon, and broker nonvotes will not be considered present for purposes of calculating the vote.

                                STOCKHOLDER LIST
                                ----------------

     A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company and its registered agent during normal business hours beginning on September 10, 2002, and at the Annual Meeting.

                                 PROPOSAL NO. 1
                                 --------------

                    ELECTION OF THREE (3) SERIES II DIRECTORS

     Pursuant to the Certificate of Designation, Preferences, Rights and Limitations of the Series II Stock of RTI (the "Certificate of Designation"), whenever dividends payable on the shares of Series II Stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series II Stock have the exclusive right (voting separately as a class) to elect one-third (1/3) of the Board of Directors of the Company at the next Annual Meeting of stockholders and each consecutive Annual Meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class shall be entitled to elect the remainder of the Board of Directors of the Company.

     Pursuant to the Certificate of Designation, directors elected by the holders of Series II Stock shall continue to serve as such directors for one (1) year terms until such time as all dividends accumulated on the Series II Stock shall have been paid in full. Whenever the special voting powers shall have expired, the number of directors shall be such number as may be provided for in the Articles or the Bylaws of the Company. As of the date of this Proxy Statement, dividends payable on the shares of Series II Stock have been in arrears for over twelve (12) consecutive quarterly dividend periods.

     Accordingly, Series II Stockholders have the exclusive right (voting separately as a class) to elect three (3) members of the Board of Directors. Series II directors elected shall hold office until the 2003 Annual Meeting of the shareholders when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

     The following persons have been nominated by the Series II Stockholders and have accepted nominations to serve as Series II directors:

          Nominee                        Age    Occupation
          -------                        ---    ----------
          Kenneth W. Biermacher, Esq.    48     Attorney
          Timothy G. Greene, Esq.        63     Attorney
          John J. McDonald, Jr.          52     Chairman of the Board of
                                                  Wireless Web Connect!, Inc.

                    BACKGROUND OF SERIES II DIRECTOR NOMINEES
                    -----------------------------------------

     Kenneth W. Biermacher, Esq. joined the Company as a Series II director in February 2002. He has served as a shareholder, director, and Vice President of Kane, Russell, Coleman & Logan, a Dallas based law firm, since February 1993. Mr. Biermacher received a Bachelor of Science, summa cum laude, in 1976 from the University of New Haven and a Juris Doctorate, with honors, in 1979 from Drake University.

     Timothy G. Greene, Esq. joined the Company as a Series II director in February 2002. He has served as co-founder and principal of Stuart Mill Capital, Inc., an investment company in McLean, Virginia, since 1997. Mr. Greene is responsible for reviewing investment opportunities on a continuing basis principally in the financial services sector. From 1999 to September 2001, Mr. Greene served as Vice President and General Counsel for Sato Travel Holding Co. Inc. in Virginia where, in addition to serving as a member of the executive team, he supervised the Legal and Corporate Secretary, Administration, Human Resources, and Internal Audit. Mr. Greene also served on their Board of Directors. From 1990 to 1997, Mr. Greene served as Executive Vice President and General Counsel to Sallie Mae-Student Loan Marketing Association. Mr. Greene received his Bachelor of Science in Economics (cum laude) from the University of Idaho in 1961 and his L.L.B. from George Washington University Law School in 1965. Mr. Greene was a Ford Foundation Fellow at Brown University Graduate School from 1961 to 1962.

     John J. McDonald, Jr., is currently serving as the Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer for Wireless Web Connect!, Inc., formerly Intellicall, Inc. ("Wireless Web Connect!"), a public company, since August of 2001. He has served as the Chief Executive Officer for Wireless

Web Connect! since March 1998. Since August 1997, he has served as Wireless Web Connect!'s President and Chief Operating Officer. From February 1997 to August 1997, he served Wireless Web Connect! as the Senior Vice President, Sales and Marketing. He was first elected to the Board of Directors of Wireless Web Connect! in November of 1997. He was further elected to the Board of Directors of ILD Telecommunications, an affiliate of Wireless Web Connect!, in April of 1998. He was responsible for managing Wireless Web Connect! through major change and decline in its historical industry and restructuring its manufacturing operations to reduce its financial exposure. Prior to working with Wireless Web Connect!, Mr. McDonald served as the Senior Vice President of Intecom from June 1994 to February 1997 where he functioned as a Chief Operating Officer. Mr. McDonald's education includes AMA Study and numerous industry management courses as well as an electronics curriculum at Sylvania Technical School.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF KENNETH W. BIERMACHER, TIMOTHY G. GREENE, AND JOHN J. MCDONALD, JR.

     Should any nominee for which the Board is soliciting proxies become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each of the nominees has indicated his willingness to serve the full term, and management of the Company knows of no reason why any nominee would be unable to serve.

                                 PROPOSAL NO. 2
                                 --------------

                     ELECTION OF FIVE (5) CLASS 2 DIRECTORS

     Pursuant to authority granted by the Bylaws, the Board of Directors has determined that the Board shall be comprised of nine (9) members. The nine (9) regular members are divided into two (2) classes generally consisting of four
(4) members in Class 1 and five (5) members in Class 2. Class 1 and 2 directors serve for two (2) year terms. The holders of Series II Stock are entitled to elect three (3) directors at the Annual Meeting. Accordingly, five (5) Class 2 directors are to be elected by the Common Stockholders at the Annual Meeting to hold office until the 2004 Annual Meeting of the shareholders when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

     The following table sets forth information concerning the Board's nominees for the Class 2 director positions:

        Nominee               Age    Current Position
        -------               ---    ----------------
        Thomas J. Shaw        52     Chairman, President, Chief Executive
                                     Officer, and Class 2 Director

        Steven R. Wisner      45     Executive Vice President, Engineering &
                                     Production and Class 2 Director

        Douglas W. Cowan      59     Chief Financial Officer, Treasurer, and
                                     Class 2 Director

        Clarence Zierhut      74     Class 2 Director

        Marwan Saker          46     Class 2 Director


                     BACKGROUND OF CLASS 2 DIRECTOR NOMINEES
                     ---------------------------------------

     Thomas J. Shaw, the Founder of the Company, has served as Chairman of the Board, President, and Chief Executive Officer since the Company's inception. Mr. Shaw serves on the Executive Committee and the Compensation and Benefits Committee. In addition to his duties overseeing the management of the Company, he continues to lead our design team in product development of other medical safety devices that utilize his unique patented friction ring technology. Mr. Shaw has been a Director of the Lawrence\McWhorter Foundation since 1999. Mr. Shaw has over 20 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

     Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and a director. Mr. Wisner serves on the Executive Committee. Mr. Wisner's responsibilities include the management of engineering, production, regulatory affairs, quality assurance, and human resources. Mr. Wisner has over 23 years of experience in product design and development. Before joining us, Mr. Wisner was the Director of Operations for Flextronics International in Richardson, Texas, an electronic manufacturing services company, from May 1998 to October 1999, where he had complete responsibility for taking product ideas from the concept stage through full design and into the manufacturing process. Mr. Wisner worked as Design Services Manager at Altatron Technologies, an electronic manufacturing service company, from August 1997 to May 1998, and as Director of Engineering with Responsive Terminal Systems, a medical reporting device manufacturing company, from 1984 to 1997. While working at Texas Instruments, a leading electronics manufacturing company, from 1982 to 1984, Mr. Wisner was the team leader of a product development that successfully integrated several thousand personal computers into the worldwide Texas Instruments data network. As a project leader with Mostek Corporation, a semiconductor manufacturing company, from 1980 to 1982, he oversaw the development of automated manufacturing control systems for semiconductor assembly. Mr. Wisner began his engineering career with Rockwell-Collins, an avionics division of Rockwell International, in 1977, where he was involved in the design of flight navigation equipment, including the first GPS (Global Positioning System). Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

     Douglas W. Cowan is our Chief Financial Officer, Treasurer, and a director. Mr. Cowan serves on our Compensation and Benefits Committee. He is responsible for the financial, accounting, and forecasting functions of the Company. Prior to joining us in 1999, Mr. Cowan served as a consultant to other companies and us from 1996 to 1999 on various accounting and other business matters. Before becoming a consultant, he served as the Chief Financial Officer of Wedge-Dialog Company, an oil field services company, from 1995 to 1996. In addition, Mr. Cowan served in various capacities, including Vice President and Controller at El Paso Natural Gas Company, an interstate pipeline company. After leaving El Paso Natural Gas, Mr. Cowan formed a public accounting practice that provided tax and accounting services, as well as litigation support. Mr. Cowan has served as a Director for Cowan Technologies, Inc., a software development company, since February 19, 1987. Mr. Cowan has no ownership interest in this company. This company currently has no operations. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

     Clarence Zierhut has served on our Board of Directors since April 1996. Mr. Zierhut is the Chairman of our Audit Committee. Since 1955, Mr. Zierhut has operated an industrial design firm, Zierhut Design now Origin Design, that develops new products from concept through final prototypes. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott Laboratories, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

     Marwan Saker has served on our Board of Directors since June 2000. Mr. Saker is a member of our Audit Committee. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company. As a representative for United States companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa, Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Dallas, Texas.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THOMAS J. SHAW, STEVEN R. WISNER, DOUGLAS W. COWAN, CLARENCE ZIERHUT, AND MARWAN SAKER.

     In the event the nominees should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for substitute nominees selected by the Board of Directors. The nominees are currently serving as Class 2 directors of the Company, and, if they are elected, the nominees will continue to serve until their terms expire upon the election and qualification of their successors, or the earlier retirement, resignation, or their removal. Should the nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in their stead of any other person the Board of Directors may recommend. The nominees have indicated their willingness to serve the full term, and management of the Company knows of no reason why they would be unable to serve.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth certain information regarding the beneficial ownership of the capital stock as of the date of this Proxy Statement (excluding exercisable options) for (a) each person known by us to own beneficially 5 percent or more of the voting securities, (b) each director and executive officer (earning in excess of $100,000 annually) who owns capital stock, and (c) each nominee for director who owns capital stock. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

                                                              Amount and
                               Name and Address of             Nature of         Percent of
  Title of Class                Beneficial Owner           Beneficial Owner       Class(1)
----------------------------------------------------------------------------------------------------
 Common Stock
----------------------------------------------------------------------------------------------------
         As a Group          Officers and Directors
                             511 Lobo Lane, P.O. Box 9
                             Little Elm, TX 75068-0009        11,214,500            55.2%
         As Individuals      Thomas J. Shaw                   11,200,000            55.2%
                             Michele M. Larios                  10,000          Less than 1%
                             Steven R. Wisner                    2,500          Less than 1%
                             G. Michael Gruber                   2,000          Less than 1%

----------------------------------------------------------------------------------------------------
 Series I-V Class B Stock
----------------------------------------------------------------------------------------------------
         As a Group          Officers and Directors
                             511 Lobo Lane, P.O. Box 9
                             Little Elm, TX 75068-0009         112,000              3.1%
         As Individuals      Thomas J. Shaw                     50,000              1.4%
                             Marwan Saker/(2)/                  30,000              1.0%
                             G. Michael Gruber                   2,000          Less than 1%
                             Kenneth W. Biermacher              20,000              1.0%
                             Timothy G. Greene                  10,000          Less than 1%

(1) The percentages are based on 20,307,600 shares of Common Stock and 3,595,616 shares of Class B Convertible Preferred Stock outstanding as of July 23, 2002, and are rounded.

(2) The 30,000 shares are beneficially held as follows: 14,500 shares by My Investments and 15,500 shares by Saker Investments, which are companies controlled by Mr. Saker.

     There are no arrangements the operation of which would result in a change in control of the Company.

                                   MANAGEMENT
                                   ----------

     The following table sets forth information concerning our directors, nominees for directors, executive officers, and certain of our significant employees as of the date of this Proxy Statement. Our Board of Directors currently consists of a total of nine (9) members, all regular members of which will serve for two-year terms. Due to dividend default voting rights held by Series II Stockholders to elect three (3) members of the Board of Directors at the 2002 Annual Meeting, the Board will consist of nine (9) members, three (3) of which shall serve until the earlier of the expiration of a one-year term or until the dividends owed to the Series II Stockholders are paid in full, one of which will serve as a Class 1 director for a two-year term ending 2003, and five (5) of which will serve as Class 2 directors serving two-year terms ending in 2004.

                                                                                                          Term as
Name                            Age   Position                                                        Director Expires
----                            ---   --------                                                        ----------------
Executives and Directors
Thomas J. Shaw                  52    Chairman, President, Chief Executive Officer,
                                      and Class 2 Director                                                 2002
Steven R. Wisner                45    Executive Vice President, Engineering & Production
                                      and Class 2 Director                                                 2002
Lawrence G. Salerno             42    Director of Operations                                               N/A
James A. Hoover                 54    Production Manager                                                   N/A
Russell B. Kuhlman              48    Vice President, New Markets and Class 1 Director                     2003
Kathryn M. Duesman              39    Director of Clinical Services                                        N/A
Douglas W. Cowan                59    Chief Financial Officer, Treasurer, and Class 2 Director             2002
Michele M. Larios               36    Director of Legal and Legislative Policy and Secretary               N/A

Outside Directors
Kenneth W. Biermacher           48    Series II Director                                                   2002
Timothy G. Greene               63    Series II Director                                                   2002
G. Michael Gruber               46    Series II Director                                                   2002
Clarence Zierhut                74    Class 2 Director                                                     2002
Marwan Saker                    46    Class 2 Director                                                     2002

Class 2 Director Nominees
Incumbents
----------
   Thomas J. Shaw                     See above
   Steven R. Wisner                   See above
   Douglas W. Cowan                   See above
   Clarence Zierhut                   See above
   Marwan Saker                       See above

Series II Director Nominees
Incumbents
----------
   Kenneth W. Biermacher              See above
   Timothy G. Greene                  See above
Non-Incumbent
-------------
   John J. McDonald, Jr.        52    Nominee                                                              N/A

Significant Employees
Phillip L. Zweig                55    Communications Director                                              N/A
Judy Ni Zhu                     43    Research and Development Manager                                     N/A
Weldon G. Evans                 60    Manager of Manufacturing Engineering                                 N/A
Roni Diaz                       31    Manager of Regulatory Affairs                                        N/A
Timothy E. Poquette             47    Quality Assurance Manager                                            N/A
--------------------------------------------------------------------------------------------------------------

Executives and Directors

     Thomas J. Shaw, the founder of the Company, has served as Chairman of the Board, President, and Chief Executive Officer since the Company's inception. Mr. Shaw serves on our Executive Committee and our Compensation and Benefits Committee. In addition to his duties overseeing the management of the Company, he continues to lead our design team in product development of other medical safety devices that utilize his unique patented friction ring technology. Mr. Shaw has been a Director of the Lawrence\McWhorter Foundation since 1999. Mr. Shaw has over 20 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

     Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and a director. Mr. Wisner serves on our Executive Committee. Mr. Wisner's responsibilities include the management of engineering, production, regulatory affairs, quality assurance, and human resources. Mr. Wisner has over 23 years of experience in product design and development. Before joining us, Mr. Wisner was the Director of Operations for Flextronics International in Richardson, Texas, an electronic manufacturing services company, from May 1998 to

October 1999, where he had complete responsibility for taking product ideas from the concept stage through full design and into the manufacturing process. Mr. Wisner worked as Design Services Manager at Altatron Technologies, an electronic manufacturing service company, from August 1997 to May 1998, and as Director of Engineering with Responsive Terminal Systems, a medical reporting device manufacturing company, from 1984 to 1997. While working at Texas Instruments, a leading electronics manufacturing company, from 1982 to 1984, Mr. Wisner was the team leader of a product development that successfully integrated several thousand personal computers into the worldwide Texas Instruments data network. As a project leader with Mostek Corporation, a semiconductor manufacturing company, from 1980 to 1982, he oversaw the development of automated manufacturing control systems for semiconductor assembly. Mr. Wisner began his engineering career with Rockwell-Collins, an avionics division of Rockwell International, in 1977, where he was involved in the design of flight navigation equipment, including the first GPS (Global Positioning System). Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

     Lawrence G. Salerno has served as Director of Operations for us since 1995 and is responsible for the manufacture of all VanishPoint(R) products, as well as all product development and process development projects. Mr. Salerno is our Management Representative, assuring that the Quality Systems are established and implemented according to ISO 9001, MDD, and FDA mandated standards. In addition, he supervised all aspects of the construction of our headquarters in Little Elm, Texas. Prior to joining us, Mr. Salerno worked for Checkmate Engineering, an engineering firm, from 1991 to 1995 and was responsible for engineering site design and supervision of structural engineering products. Mr. Salerno is the brother of Lillian E. Salerno, a former director and current consultant to RTI, and a cousin of G. Michael Gruber, a Series II director.

     James A. Hoover joined us in February 1996 and is our Production Manager. He is responsible for supervision of the production of our products. Mr. Hoover has also developed and implemented FDA required procedures and has been involved in the FDA inspection process. Mr. Hoover joined us after working for Sherwood for 26 years. During his tenure with Sherwood, a medical device manufacturing company, he gained hands-on experience in all aspects of the medical device manufacturing process. Mr. Hoover began his career with Sherwood as a materials handler and worked his way up through a series of positions with added responsibilities to his final position there as Production Manager of Off-Line Molding, Operating Room/Critical Care. In this capacity, he managed several departments, ran several product lines, and hired and supervised over 200 employees. While at Sherwood, he also gained experience with one of the country's first safety syringes, the Monoject(R).

     Russell B. Kuhlman joined us in February 1997 and is our Vice President, New Markets and a director. Mr. Kuhlman is responsible for developing new markets and product training for our sales organization, as well as distribution. Mr. Kuhlman's efforts with us have resulted in bringing onboard Specialty Distributors, influencing legislation, and educating influential healthcare representatives about the benefits of the VanishPoint(R) product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for Bio-Plexus, a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for B-D Vacutainer(R) Systems, a medical products company, in the Houston Territory from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman has served as the Vice President of Kuhlman & Kuhlman, Inc., a real estate company, since the mid 1980's. Mr. Kuhlman has served as a Vice President of Stefano's Chicago Style Pizza Inc. since 1980. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

     Kathryn M. Duesman, RN, joined us in 1996 as the Director of Clinical Services and provides clinical expertise on existing VanishPoint(R) products as well as those in development. She has assisted in the development of training and marketing materials. Ms. Duesman has also contributed to the design of two new products. Ms. Duesman is well recognized as one of the key authorities on the prevention of needlestick injuries and has spoken and been published on this issue. In 1996, Ms. Duesman served as a Registered Nurse ("RN") at Denton Community Hospital. From 1995 to part of 1996, Ms. Duesman served as a RN at Pilot Point Home Health, an agency for home healthcare. From 1992 to 1995, Ms. Duesman served as a RN for Denton Community Hospital. Ms. Duesman is a 1985 graduate of Texas Woman's University with a Bachelor of Science in Nursing.

     Douglas W. Cowan is our Chief Financial Officer, Treasurer, and a director. Mr. Cowan serves on our Compensation and Benefits Committee. He is responsible for the financial, accounting, and forecasting functions of the Company. Prior to joining us in 1999, Mr. Cowan served as a consultant to other companies and us from 1996 to 1999 on various accounting and other business matters. Before becoming a consultant, he served as the Chief Financial Officer of Wedge-Dialog Company, an oil field services company, from 1995 to 1996. In addition, Mr. Cowan served in various capacities, including Vice President and Controller at El Paso Natural Gas Company, an interstate pipeline company. After leaving El Paso Natural Gas, Mr. Cowan formed a public accounting practice that provided tax and accounting services, as well as litigation support. Mr. Cowan has served as a Director for Cowan Technologies, Inc., a software development company, since February 19, 1987. Mr. Cowan has no ownership interest in this company. This company currently has no operations. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

     Michele M. Larios, Esq. joined us in February 1998 as an attorney and now serves as the Director of Legal and Legislative Policy and as Secretary of the Company. Ms. Larios is responsible for the legal and legislative functions of the Company. In addition to working on legal matters and with outside counsel, Ms. Larios works with legislators on pertinent issues and relevant legislation. Prior to joining us, Ms. Larios served as the Legal Analyst for Applied Risk Management Inc., a third party claims administration company, from 1995 through 1997. Ms. Larios received a Bachelor of Arts in Political Science from Saint Mary's College in Moraga, California, and a Juris Doctorate from Pepperdine University School of Law in Malibu, California.

Outside Directors

     Kenneth W. Biermacher, Esq. joined the Company in February 2002 as a Series II director. He has served as a shareholder, director, and Vice President of Kane, Russell, Coleman & Logan, a Dallas based law firm, since February 1993. Mr. Biermacher received a Bachelor of Science, summa cum laude in 1976 from the University of New Haven and a Juris Doctorate, with honors, in 1979 from Drake University.

     Timothy G. Greene, Esq. joined the Company in February 2002 as a Series II director. He has served as co-founder and principal of Stuart Mill Capital, Inc., an investment company in McLean, Virginia, since 1997. Mr. Greene is responsible for reviewing investment opportunities on a continuing basis principally in the financial services sector. From 1999 to September 2001, Mr. Greene served as Vice President and General Counsel for Sato Travel Holding Co. Inc. in Virginia where, in addition to serving as a member of the executive team, he supervised the Legal and Corporate Secretary, Administration, Human Resources, and Internal Audit. Mr. Greene also served on their Board of Directors. From 1990 to 1997, Mr. Greene served as Executive Vice President and General Counsel to Sallie Mae-Student Loan Marketing Association. Mr. Greene received his Bachelor of Science in Economics (cum laude) from the University of Idaho in 1961 and his LLB from George Washington University Law School in 1965. Mr. Greene was a Ford Foundation Fellow at Brown University Graduate School from 1961 to 1962.

     G. Michael Gruber, Esq. joined the Company in February 2002 as a Series II director. He serves as the President and Chief Operating Officer in the Business Litigation Section of Godwin Gruber, P.C., a Dallas based law firm. Mr. Gruber received his Bachelor of Science in 1978 from Southern Methodist University and his Juris Doctorate in 1980 from Southern Methodist University. Mr. Gruber is the cousin of Lillian E. Salerno, a consultant to RTI and a former director, and a cousin to Lawrence G. Salerno.

     Clarence Zierhut has served on our Board of Directors since April 1996. Mr. Zierhut is Chairman of the Audit Committee. Since 1955, Mr. Zierhut has operated an industrial design firm, Zierhut Design now Origin Design, that develops new products from concept through final prototypes. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott Laboratories, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

     Marwan Saker has served on our Board of Directors since June 2000. Mr. Saker is a member of our Audit Committee. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company. As a representative for United States companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa, Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Dallas, Texas.

Class 2 Director Nominees

Incumbents

     Thomas J. Shaw                (See above)

     Steven R. Wisner              (See above)

     Douglas W. Cowan              (See above)

     Clarence Zierhut              (See above)

     Marwan Saker                  (See above)


Series II Director Nominees

Incumbents

     Kenneth W. Biermacher, Esq.   (See above)

     Timothy G. Greene, Esq.       (See above)

Non-Incumbent

     John J. McDonald, Jr., is currently serving as the Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer for Wireless Web Connect!, Inc., formerly Intellicall, Inc. ("Wireless Web Connect!"), a public company, since August of 2001. He has served as the Chief Executive Officer for Wireless Web Connect! since March 1998. Since August 1997, he has served as Wireless Web Connect!'s President and Chief Operating Officer. From February 1997 to August 1997, he served Wireless Web Connect! as the Senior Vice President, Sales and Marketing. He was first elected to the Board of Directors of Wireless Web Connect! in November of 1997. He was further elected to the Board of Directors of ILD Telecommunications, an affiliate of Wireless Web Connect!, in April of 1998. He was responsible for managing Wireless Web Connect! through major change and decline in its historical industry and restructuring its manufacturing operations to reduce its financial exposure. Prior to working with Wireless Web Connect!, Mr. McDonald served as the Senior Vice President of Intecom from June 1994 to February 1997 where he functioned as a Chief Operating Officer. Mr. McDonald's education includes AMA Study and numerous industry management courses as well as an electronics curriculum at Sylvania Technical School.

Significant Employees

     Phillip L. Zweig joined us in December 1999 as Communications Director. Mr. Zweig is a prize-winning financial journalist who has worked as a staff reporter at The American Banker, The Wall Street Journal, Bloomberg Business News, and other media organizations. From 1993 to 1998, he served as Corporate Finance Editor at Business Week where he wrote a major article on the Company. Before joining us, he worked as a freelance financial writer and editorial consultant. His clients included Accenture and Boston Consulting Group. Mr. Zweig received a Bachelor of Arts in Behavioral Psychology from Hamilton College and a Master of Business Administration from the Baruch College Graduate School of Business.

     Judy Ni Zhu joined us in 1995 and is our Research and Development Manager. Her primary focus is on new product development and improvement of current products. Prior to joining us, Ms. Zhu worked with Checkmate Engineering, an engineering firm, as a design engineer on the original 3cc syringe and other SBIR grant projects. Ms. Zhu received her Bachelor of Science from Northwest Polytechnic University in Xian, China, and her Master of Engineering from University of Texas at Arlington. Ms. Zhu has assisted in design modifications for the 3cc syringe, which have maximized both product reliability and production efficiency. She also designed and developed a manual needle assembly machine and an automatic lubricating and capping system for the 3cc syringe and developed and assisted in the design of automated blood collection tube holder assembly equipment. Ms. Zhu has collaborated with Ms. Duesman and Mr. Shaw in the filing of several patent applications. Prior to joining Checkmate Engineering in 1991, Ms. Zhu worked for Shenyang Airplane Corporation, an airplane design company, in Shenyang, China, where she was responsible for airplane control system design and its stress computation and analysis. Ms. Zhu also worked for Mactronix, Inc., an assembly equipment manufacturing semiconductor company, in Dallas, Texas, where she was responsible for the design, modification, and production drawing of an automatic wafer transfer system.

     Weldon G. Evans joined us in October 2000 as Manager of Manufacturing Engineering. His responsibilities include the support of new product development and current production, as well as the creation of new and improved manufacturing processes. Prior to joining us, he served as a senior project engineer with B-D, a medical technology company, since 1974. He received a Bachelor of Science degree in Mechanical Engineering and a Master of Science degree in Engineering Administration from Southern Methodist University. Mr. Evans is a member of Pi Tau Sigma National Honorary Mechanical Engineering Society and the American Society of Mechanical Engineering.

     Roni Diaz joined us in March 2001 as Manager of Regulatory Affairs. Her responsibilities include development and implementation of company regulatory and quality policies, communication with FDA, European and other medical regulatory authorities, implementation of ISO 9001 and other necessary quality system certifications, obtaining CE mark approvals, generating and maintaining technical files, routine regulatory reports, and regulatory licensures applications and renewals. Prior to joining RTI, Ms. Diaz served as a Regulatory/Clinical Project Manager for MedTrials, a medical device and pharmaceutical consulting firm. From 1996 to 1999, she worked for Arthrocare, a medical device manufacturer, as a regulatory/clinical affairs associate. She received a Bachelor of Science degree in Health Sciences from San Jose State University. Ms. Diaz is a member of the Regulatory Affairs Professional Society and holds a Regulatory Affairs Certification.

     Timothy E. Poquette joined us in May 2000 as a Quality Engineer. In this capacity, his responsibilities included development and improvement of our statistical sampling programs; failure investigations and risk assessment; and test method validation. In July 2001, Mr. Poquette assumed the responsibilities of Quality Assurance ("QA") Manager and is now responsible for the Quality Engineering and QA Inspection functions. Mr. Poquette holds an AS in Chemical Technologies from Hartford State Technical College (now Central Connecticut Community College) and was certified as a Quality Engineer by the American Society for Quality in 1986. His professional experience includes over 20 years of employment in the specialty chemical and pharmaceutical industries. From October 1993 to February 2000, he served as supervisor of the QA Chemistry and Microbiology laboratories for the Oral Pharmaceuticals division of Colgate Palmolive, a manufacturer of dental pharmaceutical products. He was responsible for supervising analytical chemistry and microbiology testing activities.

Family Relationships

     There are no family relationships among the above persons except as set forth above.

Involvement in Certain Legal Proceedings

     None of the above persons or any business in which such person was an executive officer have been involved in a bankruptcy petition, been subject to a criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order enjoining or suspending their involvement in any type of business, or been found to have violated a securities law.

Directorships in Other Public Companies

     John J. McDonald, Jr. is Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer for Wireless Web Connect!, Inc., formerly Intellicall, Inc. No other directors hold directorships in publicly reporting companies.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

     Thomas J. Shaw, our President and Chief Executive Officer who beneficially owns 55.2 percent of the Common Stock, was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute all the retractable medical safety products. In addition, Mr. Shaw receives a 5 percent royalty on gross sales of all licensed products sold to customers over the life of the Technology Licensing Agreement. Mr. Shaw was paid a royalty of $359,548 and $429,078 for 2001 and 2000, respectively. Mr. Shaw and his wife waived royalties of $1 million due for sales in 2001 and $500,000 in royalties due for sales made during the six months ended June 30, 2002. Mr. Shaw has received royalties of $45,000 in 2002.

     Lillian E. Salerno, a consultant for the Company and former director, d/b/a Mill Street Enterprises ("Mill Street"), a sole proprietorship, leases offices at 618, 620, 622, and 628 S. Mill Street in Lewisville, Texas, to us for our marketing and sales department. The lease is for a five-year term commencing July 1, 1997, and was extended through June 30, 2007, at an annual rental rate of $34,800. Lease payments for $33,400 and $34,800 were paid in 2000 and 2001, respectively. Lease payments of $17,400 were paid in 2002 through July 23, 2002.

     Pursuant to a Consulting Agreement between the Company and MediTrade International Corporation, a company owned by Ms. Salerno, a consultant for the Company and former director, MediTrade International Corporation was advanced $37,500 in September 2000 for setting up operations in Europe. We have recouped all $37,500 of the advance. MediTrade International Corporation received $183,226 and $304,812 in 2000 and 2001, respectively, in consulting fees and expenses. MediTrade International Corporation has received $104,897 in 2002 through July 23, 2002.

     A former director, Robert Stathopulos, was paid consulting fees by us of $129,817 in 2000.

     We paid $14,006 in 2000, $12,070 in 2001, and $1,800 in 2002 to family members of our Chief Executive Officer for various consulting services.

     In 2001, the Company paid Origin Design, a company controlled by the daughter of Clarence Zierhut, a Class 2 director and nominee, $146,523 for design services. We have paid no fees to Origin Design in 2002.

     We entered into a Consulting Agreement on March 15, 2000, with International Export and Consulting where International Export and Consulting agreed to advise us with respect to selection of an international distribution network, potential strategic partners, and future licensing for our technology in the Middle East. In exchange, we agreed to pay a consulting fee in the amount of $2,000 a month for ten months as well as issue nonqualified stock options for 61,000 shares of Common Stock at an exercise price of $10 per share. Marwan Saker, a principal in International Export and Consulting, is a Class 2 director of the Company. During the years ended December 31, 2001, and 2000, the Company paid $2,000 and $18,000, respectively, under this agreement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16 of the Exchange Act requires our directors, executive officers, and persons who initially owned more than 10 percent of a registered class of our equity securities to file with the Commission initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of our Common Stock and our other equity securities. Officers, directors, and 10 percent shareholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) reports they file.

     To our knowledge based solely on a review of Forms 3 and 4 provided to us, all directors, officers, and holders of more than 10 percent of our equity securities registered pursuant to Section 12 of the Securities Exchange Act filed all reports required by Section 16(a) of the Exchange Act in the last fiscal year as indicated below.

------------------------------------------------------------------------
    NAME OF REPORTING
     PERSON IN 2001           FORM FILED                 DATE FILED
------------------------------------------------------------------------
Lillian E. Salerno              Form 4               November 30, 2001
------------------------------------------------------------------------

                         BOARD OF DIRECTORS; COMMITTEES
                         ------------------------------

     The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met 5 times. None of the incumbent directors attended fewer than 75 percent of the aggregate meetings of the Board of Directors or Committees served thereon in 2001. The Board of Directors has established standing Executive, Audit, and Compensation and Benefits Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The Board of Directors does not have a nominating committee. A description of the committees and their functions, their current members, and the number of meetings held by them during the last fiscal year are described below.

     The Executive Committee possesses and may exercise all the powers and authority of the Board of Directors in the control and management of the business and affairs of the Company during intervals between regular meetings of the Board of Directors. These powers are limited as follows: the committee cannot fill any of its vacancies and the committee does not have the power to declare dividends, amend Bylaws, elect or remove any officer or director, submit to shareholders actions that require approval of shareholders, amend any resolution of the Board of Directors, act on matters assigned to other committees, create or fill any vacancies on the Board of Directors, authorize distributions, or issue shares. The Executive Committee did not meet during the last fiscal year. The Executive Committee currently consists of Thomas J. Shaw and Steven R. Wisner.

     The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements, our compliance with securities regulations, and the independence and performance of our auditors. The Audit Committee met a total of five times in 2001. The Company has adopted an Audit Committee charter, a copy of which was included with the 2001 proxy statement. The existing members of the Audit Committee are independent as defined by
Section 121(A) of the AMEX's listing standards. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with PricewaterhouseCoopers L.L.P. the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, as may be modified or supplemented, and has discussed with the independent accountants the independent accountants' independence. Based on the reviews and discussions with the Company's independent accountants at the time, PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-KSB annual report for the year ended December 31, 2001, for filing with the Commission. The Audit Committee currently consists of Clarence Zierhut and Marwan Saker.

     The Compensation and Benefits Committee recommends to the Board of Directors the compensation of officers and the granting of stock options. The Compensation and Benefits Committee did not meet during the last fiscal year. Currently, the Compensation and Benefits Committee consists of Thomas J. Shaw and Douglas W. Cowan.

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following summary compensation table sets forth the total annual compensation paid or accrued by us to or for the account of the Chief Executive Officer and each other executive officer whose total cash compensation exceeded $100,000 for any of the past three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                 Annual Compensation                               Long-Term Compensation
                               -----------------------                             ----------------------
                                                                          Awards                     Payout(s)
                                                                 --------------------------        -------------
                                                      Other      Restricted    Securities
                                                      Annual      Stock        Underlying      LTIP       All Other
Name and Principal                                   Compen-     Award(s)       Options/     Payouts       Compen-
   Position              Year   Salary($) Bonus($)   sation($)     ($)           SARs(#)       ($)        sation($)
-------------------      ----   --------- --------   ---------  ----------     ------------  -------      ---------
Thomas J. Shaw,          1999    162,019        0         0           0                0          0             0
President and CEO        2000    198,084        0                                      0
                         2001    250,016        0                                      0

Lillian E. Salerno,*     1999    143,461        0         0           0                0          0             0
Former Executive         2000     60,946        0                                      0
Vice President,          2001          0        0                                      0
Sales & Marketing

Edward S. Aarons,        1999    108,598        0         0           0           25,000          0             0
Former Director          2000          0        0                                      0
of Sales                 2001          0        0                                      0

Douglas W. Cowan,        1999     78,768        0         0           0           25,000          0             0
Chief Financial          2000    130,818        0                                 25,000
Officer and Treasurer    2001    142,501    5,000                                      0

Russell B Kuhlman,       1999     94,327    1,000         0           0           15,600          0             0
Vice President, New      2000    102,411    3,000                                 10,000
Markets                  2001    105,019        0                                      0

Michele M. Larios,       1999     59,552    5,000         0           0           15,400          0             0
Director of Legal and    2000     88,225        0                                 25,000
Legislative Policy       2001    120,016        0                                      0
and Secretary

Steven R. Wisner,        1999     20,944        0         0           0          150,000          0             0
Executive Vice           2000    137,023        0                                 15,000
President,               2001    150,010        0                                      0
Engineering and
Production

* Ms. Salerno resigned as of May 2000 as an employee but continues to serve as a consultant through her company, MediTrade International Corporation, and received $183,226 and $304,812 in 2000 and 2001, respectively, in consulting fees and expenses.

         In 1998, Mr. Shaw should have received a raise under the terms of his Employment Agreement. However, the 1998 portion of his raise in the amount of $12,019 was paid in 1999. Officers, directors, former directors, and significant employees hold options exercisable for the purchase of 51,500; 99,000; 243,450; 159,200; and 148,750 shares of Common Stock in the years 1999, 2000, 2001, 2002, and 2003, respectively. To date, no options or long-term incentive plan awards have been issued to Mr. Shaw or Ms. Salerno, the controlling Common Stockholders. Former directors were granted options in 2000 as follows: Allen Cheesman, 38,100; John H. Wilson, III, 5,000; F. John Deuschle, III, 5,000; Bob Stathopulos, 5,000; and Joe Reeder, 25,000. Options granted to Messrs. Wilson and

Deuschle terminated as a result of their departure from the Board of Directors. The Board of Directors subsequently issued options for the purchase of 5,000 shares of Common Stock of the Company to each. Mr. Stathopulos' options terminated as a result of his no longer providing services to the Company.

     Options are generally exercisable beginning three years after the date of grant.

     Officers, directors, and significant employees hold stock options for the purchase of Common Stock exercisable beginning in the year indicated below and for three subsequent years:

1999 Plan Nonqualified Stock Options ("NQSOs")    2000     2001       2002     2003
Steven R. Wisner                                         65,000     65,000    5,000
Lawrence G. Salerno                                       5,150               2,000
James A. Hoover                                           3,150
Kathryn M. Duesman                                        5,300               5,000
Douglas W. Cowan                                          2,500      2,500   15,000
Clarence Zierhut                                         10,000
Michele M. Larios                                         7,700              15,000
Marwan Saker                                              5,000     30,500   30,500
Phillip L. Zweig                                20,000   10,000
                                              -------------------------------------
                                                20,000  113,800     98,000   72,500
                                              ======================================

1999 Plan Incentive Stock Options ("ISOs")        2000     2001       2002     2003
Steven R. Wisner                                         10,000     10,000   10,000
Lawrence G. Salerno                                       2,500      7,650   10,000
James A. Hoover                                           2,500      5,650    8,000
Russell B. Kuhlman                                        7,800      7,800   10,000
Kathryn M. Duesman                                        2,500      7,800   10,000
Douglas W. Cowan                                         10,000     10,000   10,000
Judy Ni Zhu                                               3,350      3,350    7,000
Michele M. Larios                                                    7,700   10,000
Timothy E. Poquette                                                  1,250    1,250
                                             --------------------------------------
                                                     0   38,650     61,200   76,250
                                             ======================================

1996 Plan NQSOs                                   1999     2000       2001     2002    2003
Steven R. Wisner                                 2,500
Lawrence G. Salerno                              5,000   15,000
James A. Hoover                                  5,000   14,000
Russell B. Kuhlman                               7,500   10,000
Kathryn M. Duesman                               1,500   10,000
Clarence Zierhut                                10,000    5,000      1,000
Judy Ni Zhu                                      5,000   10,000
                                             ----------------------------------------------
                                                36,500   64,000      1,000        0       0
                                             ==============================================

1996 Plan ISOs                                    1999     2000       2001     2002    2003
Lawrence G. Salerno                                                  7,500
James A. Hoover                                                      7,500
Russell B. Kuhlman                                                   7,500
Kathryn M. Duesman                                                   7,500
Michele M. Larios                                                   10,000
Judy Ni Zhu                                                          5,000
                                             ----------------------------------------------
                                                     0        0     45,000        0       0
                                             ==============================================

Compensation of Directors

     We pay each nonemployee director a meeting fee of $250 for each Board meeting attended. Prior to 2001, the Company had granted to each director (except Mr. Shaw and Ms. Lillian Salerno) stock options for Common Stock. We do not pay any additional amounts for committee participation or special assignment. We do reimburse directors for travel and related expenses. In 2001, we paid $2,288 in travel and related expense reimbursement to directors.

Employment Agreement

     There are no other employment agreements in place involving other officers or directors, except as set forth below:

Thomas J. Shaw
--------------

     We have a written employment agreement with Thomas J. Shaw, our President and Chief Executive Officer, for an initial period of three years ending September 2002 with an automatic and continuous renewal for consecutive two-year periods. The agreement is terminable either by us or Thomas J. Shaw upon 30 days' written notice. The agreement provides for an annual salary of at least $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. Thomas
J. Shaw's salary shall be reviewed by the Board of Directors each January, which shall make such increases as it considers appropriate. Thomas J. Shaw is also entitled to participate in all executive bonuses as the Board of Directors, in its sole discretion, shall determine.

     Under the employment agreement, we will also provide certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation, and sick leave. We also reimburse him for any reasonable and necessary business expenses, including travel and entertainment expenses, necessary to carry on his duties. Pursuant to the employment agreement, we have agreed to indemnify Thomas J. Shaw for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer or agent. We have further agreed to pay reasonable attorney fees and expenses in the event that, in Thomas J. Shaw's sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

     Thomas J. Shaw has agreed to a one-year noncompete, not to hire or attempt to hire employees for one year, and to not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control of the Company. Furthermore, Mr. Shaw has the right to resign in the event that there is a change in control which is defined as a change in the majority of directors within any 12 month period without two-thirds approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding stock survives and a majority of the Board of Directors remains, or the sale of substantially all of our assets, or any other person acquires more than 50 percent of the voting capital. Mr. Shaw retained the right to participate in other businesses as long as they do not compete with us and so long as he devotes the necessary working time to the company.

Consulting Agreement

MediTrade International Corporation
-----------------------------------

     We have a consulting agreement with MediTrade International Corporation, a company owned by Lillian E. Salerno, a former director of the Company. The contract expired by its terms on May 31, 2001, but the agreement is continuing on an oral, month-to-month basis, which is terminable at any time by either party on thirty days' notice. MediTrade International Corporation continues to establish contacts with major European entities to develop marketing and distribution channels as well as licensing agents for RTI. MediTrade International Corporation is paid $16,667 per month plus expenses as approved by the Company so long as this oral contract continues.

                                 PROPOSAL NO. 3
                                 --------------

                   INCREASING THE NUMBER OF SHARES AUTHORIZED
      FOR ISSUANCE UNDER THE COMPANY'S 1999 STOCK OPTION PLAN TO 4,000,000

     The Board of Directors has determined that the best interests of the Company would be served by amending the 1999 Stock Option Plan to increase the number of shares of Common Stock that can be issued in options under the plan from 2,000,000 to 4,000,000 in order to encourage stock ownership by key employees, to provide an incentive for such employees to expand and improve the profitability of the Company, and to attract and retain key personnel. The Board of Directors believes that the current 1999 Stock Option Plan, in conjunction with the Company's two previous stock option plans, does not provide sufficient flexibility to allow for the Company's future growth. We are asking the stockholders to approve the addition of 2,000,000 shares of Common Stock authorized for issuance as options under our 1999 Stock Option Plan.

     The Company is currently authorized to issue options for the purchase of up to 2,000,000 shares of Common Stock and has previously issued and outstanding options for the purchase of 1,164,250 shares of Common Stock to officers, directors, key employees and others under its 1999 Stock Option Plan. The Company has two stock option plans other than the 1999 Stock Option Plan. The Company is authorized to issue options for the purchase of up to 800,000 shares of Common Stock under its 1996 Incentive Stock Option Plan to officers and key employees and options for the purchase of up to 200,000 shares of Common Stock under the Company's 1996 Stock Option Plan for Directors and Other Individuals. The Company has issued and outstanding options for the purchase of 393,080 shares of Common Stock under these two plans together. Accordingly, there are currently only 1,442,670 shares of Common Stock available for issuance as options under the Company's three existing stock option plans. Furthermore, the Company can issue nonqualified options at the discretion of the Board of Directors and without shareholder approval.

     The material terms of the Company's existing 1999 Stock Option Plan are summarized below. The following description is intended to be a summary of the Plan's principal terms and is qualified in its entirety by reference to the complete text.

                      SUMMARY OF THE 1999 STOCK OPTION PLAN
                      -------------------------------------

     The Plan provides for the granting of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") as defined in the Plan and collectively referred to as "Awards." The purpose of the Plan is to encourage stock ownership by key employees, to provide an incentive for such employees to expand and improve the profitability of the Company, and to attract and retain key personnel.

General

     The Plan authorizes the Compensation and Benefits Committee or, in the absence of a committee, the Board of Directors to grant ISOs to key employees and NQSOs to other employees, independent contractors, and nonemployee Directors. Persons are issued options based on several factors which may include service to the Company, salary level, and performance. Currently, approximately 150 persons are eligible for consideration for issuance of options under this Plan. The Plan may be amended or discontinued by the Board of Directors or the Compensation and Benefits Committee provided that the Board of Directors may not, without the approval of the stockholders: (a) except as expressly provided in the Plan, increase the total number of shares reserved for the purposes of the Plan, (b) decrease the option price of an ISO to less than the amounts provided for in the Plan, and (c) extend the duration of the Plan. No amendment, alteration, or discontinuation may impair the rights of an optionee without his consent. The Company does not intend to register these options. The options are issued pursuant to Rule 701 of Regulation E of the Securities Act of 1933, as amended.

     As of July 23, 2002, we have granted ISOs to purchase 833,475 shares of Common Stock and NQSOs to purchase 271,550 shares to employees under the 1999 Stock Option Plan. Executive officers own options for the purchase of 281,000 shares of Common Stock under the Plan. Nonemployee directors own options for the purchase of 76,000 shares of Common Stock under the Plan. Steve Wisner, the Executive Vice President, Engineering &

     Production, is the only person to own more than 5 percent of the outstanding stock options. He owns 10.6 percent of the outstanding options or options for the purchase of 167,500 shares. All remaining employees hold options under this Plan for the purchase of 817,550 shares of Common Stock. ISOs to purchase 282,175 shares and employee NQSOs to purchase 5,300 shares were cancelled under the terms of the Plan. Employee NQSOs to purchase 157,250 shares were exercisable as of the date of this Proxy Statement. ISOs for the purchase of 280,125 shares of Common Stock were exercisable as of the date of this Proxy Statement. The exercise price for the ISOs is $10. The NQSOs have exercise prices from $1 to $10. We granted NQSOs to purchase 361,700 shares to nonemployees, 15,000 of which have been cancelled and 298,698 are exercisable as of July 23, 2002. As of the record date, the market value of the Common Stock underlying the outstanding options is $6,696,519.

     A summary of the exercisable options under the 1999 Stock Option Plan is shown below:

All options including officers and significant employees

                                        1999       2000         2001        2002        2003
                                        ----       ----         ----        ----        ----
All option holders
ISOs                                       -          -      130,750     164,425     256,125
Employee NQSOs                        26,000     27,500      101,250      67,500      44,000
Nonemployee Directors NQSOs                -          -       45,000      30,500      30,500
Nonemployee NQSOs                          -     10,000      148,200      64,998      17,502
                                     -------------------------------------------------------
Total                                 26,000     37,500      425,200     327,423     348,127
                                     -------------------------------------------------------

Officers and significant employees
ISOs                                       -          -       38,650      61,200      76,250
Nonemployee Directors NQSOs                -          -       45,000      30,500      30,500
Employee NQSOs                             -     20,000       31,300           -      22,000
                                     -------------------------------------------------------
Total                                      -     20,000      114,950      91,700     128,750
                                     -------------------------------------------------------

     The following is a summary of options exercisable by nominees for directorships:

Nominee                    1999       2000         2001        2002        2003
                           ----       ----         ----        ----        ----

Steve Wisner              2,500          0       75,000      75,000      15,000
Douglas W. Cowan              0          0       12,500      12,500      25,000
Clarence Zierhut         10,000      5,000       10,000           0           0
Marwan Saker                                      5,000      30,500      30,500
Russell Kuhlman           7,500     10,000       15,300       7,800      10,000
Total                    20,000     15,000      117,800     125,800      80,500

     A maximum of 2,000,000 shares of Common Stock are currently reserved and available for distribution pursuant to Awards granted under the Plan, subject to adjustment to reflect a subdivision or consolidation of shares or any other capital adjustment, payment of a stock dividend, or other increase or decrease in such shares effected without consideration. Shares may be distributed under the Plan, in whole or in part, from authorized and unissued shares or treasury shares. The Compensation and Benefits Committee shall be responsible to the Board of Directors for the operation of the Plan and shall make recommendations to the Board of Directors with respect to participation in the Plan and with respect to the terms, limitations, restrictions, conditions, and extent of that participation. The interpretation and construction of a provision of the Plan by the Compensation and Benefits Committee shall be final unless otherwise determined by the Board of Directors. The Board of Directors, upon recommendation by the Compensation and Benefits Committee or upon its own action, may grant stock options. Options may not be exercised by tendering outstanding shares except as permitted by the Compensation and Benefits Committee, in its sole discretion.

Awards

     Options granted under the Plan may be ISOs, as defined under and subject to
Section 422 of the Internal Revenue Code (the "Code"), or NQSOs.

     The options will be exercisable at such times and subject to such terms and conditions as the Board of Directors or the Compensation and Benefits Committee may determine. All options must expire no later than ten years from the date of grant in the case of ISOs held by a non-10 percent shareholder, no later than five years from the date of grant in the case of a 10 percent shareholder, and as determined by the Board of Directors/Compensation and Benefits Committee at the date of grant in the case of NQSOs.

     Generally, ISOs will terminate three months after termination of the optionee's employment without cause and automatically upon termination for cause, or one year following the termination of employment due to death or permanent disability; provided, however, that options will expire prior to said times if and at such time that the original option exercise term otherwise expires. Generally, options may be exercised only to the extent exercisable on the date of termination, death, or disability. Generally, NQSOs will terminate automatically upon termination of the optionee's employment for cause and one year following termination of employment due to death. Nonvested NQSOs are forfeited upon termination of employment with or without cause, permanent disability, or death; provided, however, that options will expire prior to said times if and at such time that the original option exercise term otherwise expires.

     The option price for any ISO will not be less than 100 percent of the fair market value of the Common Stock as of the date of grant. In the event the optionee is a 10 percent shareholder, the price of the ISO shall be 110 percent of the fair market value of the Common Stock as of the date of grant. In the event the optionee is not a 10 percent shareholder, the price of the ISO shall be 100 percent of the fair market value of the Common Stock as of the date of grant. The Board of Directors set $10 as the exercise price of the Company's ISOs granted prior to December 22, 2000. The option price for an NQSO will be determined by the Board of Directors or Compensation and Benefits Committee on the date of grant. An employee who is the holder of an NQSO must, prior to issuance of a stock certificate, remit to us the amount, if any, of any taxes required to be withheld upon exercise of the NQSO.

     The ISOs are not transferable except by will or the laws of descent and distribution. NQSOs may not be transferred for a period of one year from the date of grant to a nonaffiliate and may not be transferred for a period of two years from the date of grant to affiliates.

Miscellaneous

     Under the Plan, the Board of Directors and Compensation and Benefits Committee has wide discretion and flexibility, enabling it to administer the Plan in the manner it determines to be in the best interest of the Company. Thus, Awards may be granted in various combinations and sequences and may be subject to various conditions, restrictions, and limitations at grant or upon exercise or payment not inconsistent with the terms of the Plan. The Board of Directors' and Compensation and Benefits Committee's determinations with respect to which employees will receive Awards, and the form, amount and frequency, and the terms and conditions thereof, need not be uniform as to similarly situated persons. The designation of an employee to receive one form of an Award under the Plan does not require the Board of Directors or Compensation and Benefits Committee to designate or entitle such employee to receive any other form of Award.

     The Plan limits the number of ISOs that can be issued to key employees. Other than limiting Awards to key employees, there are no restrictions on the number of Officers or other employees eligible to receive Awards or the Awards that may be granted to one person. In addition, the Plan does not limit the aggregate number of Awards that may be granted except that the number of shares reserved for distribution under the Plan without an amendment cannot exceed 2,000,000 shares.

Federal Income Tax Consequences of Options

     The following is a brief summary of our understanding of the principal anticipated federal income tax consequences of Awards made under the Plan based upon the applicable provisions of the Code in effect on the date hereof. This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.

Incentive Stock Options Generally
---------------------------------

     An optionee will not realize taxable income at the time an ISO is granted or exercised. Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the optionee within two years of the date of grant or within one year after exercise of the option, then (a) any gain upon the subsequent sale of the shares will be taxed to the optionee as a capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to us for federal income tax purposes. The spread between the ISO price and the fair market value of the shares at the time of exercise is a preference item for purposes of the alternative minimum tax.

     If an optionee disposes of shares acquired upon the exercise of an ISO before the expiration of the holding periods described above, then generally (a) the optionee will be taxed as if he had received compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the exercise date (or, if less, the amount realized on value of the shares on the disposition of the shares) over the option price paid for such shares, and (b) we will generally be entitled to a corresponding deduction in that year. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by us.

     Exercise of an ISO may cause the optionee to incur alternative minimum tax liability even if he has no taxable income from the exercise under general income tax principles.

     Stock acquired through exercise of an ISO must be held for more than 12 months to obtain long-term capital gains treatment.

     All stock acquired pursuant to the exercise of an ISO is subject to the holding period rules and disqualifying disposition rules described above. Pursuant to the Plan, an ISO can only be exercised by payment of the consideration in cash.

     To the extent that the fair market value of the Common Stock (determined as of the date of grant) subject to ISOs exercisable for the first time by an optionee during any calendar year exceeds $100,000, those options will not be considered ISOs.

Nonqualified Stock Options Generally
------------------------------------

     An optionee will generally not recognize taxable income at the time an NQSO is granted, but taxable income will be realized, and we will generally be entitled to a deduction, at the time of exercise of the NQSO. The amount of income and our deduction will be equal to the difference between the fair market value of the shares on the date of exercise and the NQSO exercise price. The income realized will be taxed to the optionee at the ordinary income tax rates for federal income tax purposes. Withholding is required upon exercise of an NQSO held by an employee. On subsequent disposition of the shares acquired upon exercise of an NQSO, capital gain or loss as determined under the normal capital asset holding period rules will be realized in the amount of the difference between the proceeds of sale and the fair market value of the shares on the date of exercise.

Withholding Generally
---------------------

     Under the Plans, an employee-participant must pay to us, no later than the date on which an amount first becomes includable in the participant's gross income for federal income tax purposes with respect to an Award, any taxes required to be withheld with respect to such amount. Such withholding may generally not be settled with shares that constitute part of the Award giving rise to the withholding obligation unless the Compensation and Benefits Committee grants special permission. Otherwise, withholding must be made in a manner that provides cash to us. The amount of income recognized is not reduced by the retention by us of shares issuable under an Award to satisfy withholding obligations; the transaction is taxed as if the shares were sold.

                   SUMMARY OF ALL EXISTING STOCK OPTION PLANS
                   ------------------------------------------

     The following is a summary of the number of shares of Common Stock to be issued upon the exercise of outstanding options, the average exercise price of the options, and the number of shares of Common Stock reserved for issuance under the Company's three Stock Options Plans:

                                      Equity Compensation Plan Information
----------------------------------------------------------------------------------------------------------------------
                                                                                             Number of securities
                                                                                            remaining available for
                                                                                             future issuance under
                                Number of securities to be      Weighted-average exercise   equity compensation plans
                                  issued upon exercise of          price of outstanding       (excluding securities
                                   outstanding options,           options, warrants, and     reflected in column (a))
                                warrants, and rights                     rights

        Plan category                       (a)                          (b)                         (c)
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                                  1,557,330                      $8.91                      1,442,670
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                                      0                            0                            0
----------------------------------------------------------------------------------------------------------------------
TOTAL                                    1,557,330                      $8.91                      1,442,670
----------------------------------------------------------------------------------------------------------------------

Outstanding Shares and Shares Already Reserved for Issuance

     As of the record date, the Company had 20,307,600 shares of Common Stock; 1,061,500 shares of Class A Convertible Preferred Stock; and 3,595,616 shares of Class B Convertible Preferred Stock outstanding. If the Common Stockholders approve Proposal No. 4, the Company shall be authorized to issue an additional 5,000,000 shares of Class C Convertible Preferred Stock. All Preferred Stock of the Company is convertible on a one-for-one basis into the Company's Common Stock. In addition, the Company is obligated to issue 535,714 shares of Common Stock if given notice of conversion of outstanding, convertible debt. As set forth above, the Company is obligated to issue 1,557,330 shares of Common Stock upon the exercise of existing options and currently has the authorization to issue options for the purchase of 1,442,670 additional shares of Common Stock under the three existing stock option plans. Finally, the Company can issue nonqualified options existing at the discretion of the Board of Directors and without shareholder approval.

Why We Approved the Amendment

     The Company's 1999 Stock Option Plan is intended to promote the best interests of the Company and our shareholders by providing all eligible employees, including officers, with the opportunity to become shareholders by purchasing Common Stock at discounted prices. The Company believes that the 1999 Stock Option Plan encourages employees to remain in the Company's employ, and aligns the employees' collective interests with those of our stockholders. Our continued success depends upon our ability to attract and retain talented employees. Equity incentives are necessary for us to remain competitive in the marketplace for qualified personnel, and an employee stock purchase plan is a key element of our equity incentive package.

     Because we believe that the 1999 Stock Option Plan is an indispensable equity incentive made available to our employees that allows us to remain a competitive employer and the number of shares authorized for issuance under this Plan is dwindling, we believe it is in the best interests of the Company and the shareholders to ensure that our 1999 Stock Option Plan continues uninterrupted by the increasing of the number of shares of Common Stock underlying the plan from 2,000,000 to 4,000,000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASING OF THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE COMPANY'S 1999 STOCK OPTION PLAN TO 4,000,000.

                                 PROPOSAL NO. 4

      AUTHORIZING 5,000,000 SHARES OF A CLASS C CONVERTIBLE PREFERRED STOCK

     The Board of Directors has determined that the best interests of the Company would be served by the amendment of our Articles to authorize 5,000,000 shares of Class C Convertible Preferred Stock ("Class C Stock"). We are asking the stockholders to approve the creation of a Class C Stock to consist of 5,000,000 shares, which can be set in series by the Board of Directors, at their discretion, with each subsequent series having rights subordinate to the earlier series. The proposed Class C Stock will have rights superior to the Common Stock but will be subordinate to all existing Class A and Class B Preferred Stock outstanding. The specific terms of the Class C Stock cannot be stated because no offering is contemplated in the immediate future. The terms of the Class C Stock, including dividend rates, conversion prices, voting rights, redemption prices, and similar matters (within the ranges set forth below), will be determined by the Board without further shareholder approval assuming this proposal is approved.

     If the shareholders approve the proposal, Sections 4.01 and 4.02 of Article IV of the Articles would be amended to read substantially as follows and a
Section 4.10 substantially in the form below will be added as follows:

     "4.01 The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares of Common Stock, no par value; 5,000,000 shares of Preferred Stock Class A with a par value of One Dollar ($1.00) per share; 5,000,000 shares of Preferred Stock Class B with a par value of One Dollar ($1.00) per share; and 5,000,000 shares of Preferred Stock Class C with a par value of One Dollar ($1.00) per share.

     4.02 The Corporation is authorized to issue four classes of stock, one designated as Common Stock, no par value; one designated as Preferred Stock Class A, par value One Dollar ($1.00) per share; one designated as Preferred Stock Class B, par value One Dollar ($1.00) per share; and one designated as Preferred Stock Class C, par value One Dollar ($1.00) per share, each as described in this Article IV above. Provided, however, that none of the shares of Preferred Stock of any class shall carry any voting rights for the election of Directors or for any other matters, except where specifically designated or required by the applicable provisions of the Texas Business Corporation Act."

     "4.10 The relative rights and preferences of the shares of the Class C Convertible Preferred Stock are set forth in the Certificate of Designation, Preferences, Rights and Limitations of Class C Convertible Preferred Stock of the Corporation which certificate is attached hereto and incorporated herein for all purposes as Exhibit G."

If approved by the stockholders, the proposed amendment will become effective upon the filing of a certificate of amendment to our Articles, which will occur as soon as reasonably practicable. If the shareholders do not approve the proposed amendment, the authorized number of shares of Preferred Stock shall not change.

  DESCRIPTION OF THE RIGHTS OF THE PROPOSED CLASS C CONVERTIBLE PREFERRED STOCK
  -----------------------------------------------------------------------------

     The Board of Directors is seeking the authority of the shareholders to establish a Class C Stock with terms to be decided in the discretion of management in response to market conditions. The authorized Preferred Stock will be available for issuance at such times, upon such terms, and for such corporate purposes as the Board of Directors may consider advisable, without further action by the stockholders, except as may be required by applicable law or by the rules of any stock exchange on which the Common Stock may be listed. The Board is proposing the authorization of a Class C Stock which will have rights to be established by the Board of Directors in their discretion but within the ranges set forth below:

   Conversion Rights:       The holder of any share of Class C Stock shall have
                            the right, at such holder's option, to convert each such share into one share of fully paid and nonassessable shares of Common Stock anywhere from 0 to 3 years after issuance to be determined by the Board of Directors.

       Voting Rights:           Unless required by the Texas Business
                                Corporation Act, the Class C Stock shall have no voting rights.

       Dividend Rights:         The holders of the Class C Stock shall be
                                entitled to receive, in any calendar year, if, when, and as declared by the Board of Directors, dividends at the per annum rate not to exceed the prime rate plus 12 percent, all such dividends due quarterly in arrears as of the last day of each March, June, September, and December of each year, the first dividend being declarable on December 31st of the year the first share of the Class C Stock is issued.

       Liquidation Preference:  In the event of any dissolution, liquidation, or winding up of the Company, before any
                                distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Class C Stock, the holder of each share of Class C Stock then outstanding shall be entitled to up to but no more than 110 percent of the purchase price of the Class C Stock per share plus all dividends (whether or not declared or due) accrued and unpaid on such share on the date fixed for the distribution of assets of the Company to the holders of Class C Stock.

       Registration Rights:     The Company, for a period ending six months
                                after the last share of Class C Stock is redeemed, retired, converted, or otherwise no longer outstanding, will give written notice to the holder of Class C Stock not less than 20 days in advance of the initial filing of any registration statement under the Securities Act of 1933, as amended, covering any securities of the Company, and will afford the holder the opportunity to have included in such registration all or such part of the shares of Common Stock acquired upon conversion of Class C
                                Stock.

                                The Company shall be entitled to exclude the shares of Common Stock held by the holder from any one, but not more than one, such registration if the Company in its sole discretion decides that the inclusion of such shares will materially interfere with the orderly sale and distribution of the securities being offered under such registration statement by the Company.

       Redemption Rights:       The Class C Stock shall be redeemable no sooner
                                than prior to the lapse of one (1) year from the date of issuance.

                                On and after such date, the Class C Stock may be redeemed at the option of the Company, as a whole at any time or in part from time to time, at the Redemption Price of no more than 110 percent of the purchase price of the Class C Stock plus all dividends (whether or not declared or due) accrued and unpaid to the date of redemption.

       Preemption Rights:       Class C holders shall not have preemption rights
                                but will have the right (for a 45 day period following sale by the Company of Common Stock equivalents) in the event the Company sells or issues any securities which can be converted into Common Stock at a per share consideration less than the purchase price of the Class C
                                Stock, to purchase from the Company in cash (for the per share price at which a share of Common
                                Stock is acquirable upon exercise or conversion of Common Stock Equivalents) that additional number of shares of

                         Common Stock which, when added to the number of shares of Common Stock acquirable by the Holder upon conversion of any shares of Class C Stock outstanding and held by such Holder immediately before such issue will equal a percentage of the number of shares of Common Stock deemed outstanding immediately after such sale or issuance that is the same as the percentage of the number of shares of Common Stock deemed outstanding immediately before such issuance or sale represented by the acquirable shares.

Increasing Preferred Stock May Delay a Change in Control of the Company

     Provisions in our Articles allow us to issue 10,000,000 shares of Preferred Stock and, if this proposal is approved, an additional 5,000,000 shares of Preferred Stock without any vote or further action by the stockholders. This may have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of our Common Stock. These provisions may make it more difficult for stockholders to take certain corporate actions and could have the effect of delaying or preventing a change in control of the Company.

Dilution Risk

     As of the record date, the Company had 20,307,600 shares of Common Stock; 1,061,500 shares of Class A Convertible Preferred Stock; and 3,595,616 shares of Class B Convertible Preferred Stock outstanding. All Preferred Stock of the Company is convertible on a one-for-one basis into the Company's Common Stock. In addition, the Company is obligated to issue 1,557,330 shares of Common Stock upon the issuance of options and 535,714 shares of Common Stock if given notice of conversion of outstanding, convertible debt. The Company has the authority to issue additional options for the purchase of up to 1,442,670 shares of Common Stock and, if Proposal No. 3 is approved, will have the right to issue options for an additional 2,000,000 shares of Common Stock. Finally, the Company can issue nonqualified options at the discretion of the Board of Directors and without shareholder approval.

     By voting in favor of this proposal, you are voting to increase our authorized capital stock by an additional 5,000,000 shares or 4.5 percent. The Company intends to offer shares of Class C Stock for sale in the event we require additional capital. Depending on the price for which the Class C Stock will eventually be sold, the issuance of such shares may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such shareholder's percentage voting power in the event you convert your shares of Preferred Stock.

Why We Adopted The Amendment

     The principal purpose of the proposed amendment is to help ensure that we will have sufficient shares of Preferred Stock to raise additional capital. The Company intends to offer shares of Class C Stock for sale in the event we require additional capital. In the past, the Company has raised capital to furnish its growth primarily through the sale and issuance of series of Convertible Preferred Stock. Due to the fact that a significant percentage of the existing Class A and Class B Stock has been issued, the number of authorized shares of Preferred Stock available for issuance by the Company necessitates an increase in the number of shares of Preferred Stock. We have no other arrangements, agreements, or understandings at the present time for the issuance or use of the additional shares of Preferred Stock. Any future issuance of Preferred Stock shall be subject to the rights of the existing Preferred Stockholders.

                                 PROPOSAL NO. 5
                                 --------------

          RATIFICATION OF THE APPOINTMENT OF CHESHIER & FULLER, L.L.P.
                    AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

     Effective as of June 24, 2002, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants, upon the recommendation of the Audit Committee and the approval of the Board of Directors. The Board of Directors has authorized and the Company has appointed the firm of Cheshier & Fuller, L.L.P. ("Cheshier & Fuller") to serve as the Company's independent accountants for the year ending December 31, 2002. Cheshier & Fuller's engagement commenced effective as of June 24, 2002. During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through June 24, 2002, the Company did not consult with Cheshier & Fuller regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B. The Company's selection of Cheshier & Fuller was based on their having been the Company's independent accountants prior to PWC and their excellent service during the prior engagement with the Company.

     A proposal will be presented at the meeting to ratify the appointment of Cheshier & Fuller as our independent accountants for the year ending December 31, 2002. If the stockholders fail to ratify such selection by the affirmative vote of a majority of the Common Stock present in person or represented by proxy at the meeting, other independent accountants will be considered by our Board upon the recommendation of the Audit Committee. A representative of Cheshier & Fuller will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The Cheshier & Fuller representative will be available to respond to appropriate shareholder questions at that time.

     PWC served as the Company's independent accountants for the fiscal years ended December 31, 2001, and 2000. PWC's reports on the Company's financial statements for each of the years ended December 31, 2001, and December 31, 2000 (the "Reports"), did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles except that the report for 2001 included an explanatory paragraph emphasizing 1) the Company's limited access to the hospital market and 2) classification of a note payable. During the two most recent fiscal years of the Company ended December 31, 2001, and the interim period through June 24, 2002, there were no disagreements with PWC within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of the disagreements in connection with its Reports and there were no "reportable events" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B).

     A letter from PWC addressed to the United States Securities and Exchange Commission was included as Exhibit 16 to a Form 8-K filed on June 24, 2002. Such letter stated that PWC agreed with the above statements.

AUDIT FEES

     The aggregate fees billed by PWC for professional services rendered for the audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB were $211,260.

ALL OTHER FEES

     PWC billed the Company an additional $3,805; $114,904; and $5,600 for generation of tax filings, review of the Company's public offering filings, and for miscellaneous services, respectively. The Audit Committee has considered the independence of the accountants in light of the provision of these services and believes the provision of these services was and is compatible with maintaining the independent accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPOINTMENT OF CHESHIER & FULLER AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2002.

                                  OTHER MATTERS
                                  -------------

     We do not anticipate that any other matters will be raised at the Annual Meeting. Management of RTI is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

    PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING
    ------------------------------------------------------------------------

     Any Common Stockholder of record of the Company, who desires to submit a proper proposal for inclusion in the Proxy materials relating to the next Annual Meeting of shareholders, must do so in writing and it must be received at the Company's principal executive offices located at 511 Lobo Lane, Little Elm, Texas 75068-0009, by April 15, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his or her proposal and must continue to own such security entitling him or her to vote through the date on which the meeting is held. The deadline for timely submitting shareholder proposals for consideration at next year's Annual Meeting is June 29, 2003. Proposals received after this date will be considered untimely and will not be addressed at the next Annual Meeting.

     Proxies submitted will be voted at the discretion of management for matters that are submitted to a vote of the shareholders later than June 29, 2003, and are incapable of inclusion in the proxy statement.

                          ANNUAL REPORT ON FORM 10-KSB
                          ----------------------------

     RTI's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, has been previously distributed to all record holders. The Annual Report on Form 10-KSB is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material. RTI will provide, without charge, to each person solicited, on the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Securities Act of 1933, as amended, for the most recent fiscal year. Such requests shall be submitted to Douglas W. Cowan, Chief Financial Officer of RTI, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009.

                                                                        Appendix

                         RETRACTABLE TECHNOLOGIES, INC.
                             1999 STOCK OPTION PLAN

     This Retractable Technologies, Inc. 1999 Stock Option Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Retractable
            ----
Technologies, Inc., a Texas corporation (hereinafter called the "Company"), on
                                                                 -------
September 14, 1999. The date of approval of the Plan (hereinafter called the "Date of Approval") is fixed at July 1, 1999. The Plan will be submitted to the
 ----------------
Shareholders of the Company for approval within one (1) year of the Date of Approval.

     (1)  PURPOSE AND SCOPE. The purposes of this Plan are to encourage stock
          -----------------
ownership by employees of the Company and its subsidiaries, to provide an incentive for such employees to expand and improve the profits of the Company and its subsidiaries, and to assist the Company and its subsidiaries in attracting and retaining key personnel through the grant of incentive stock options and nonqualified stock options to purchase shares of the Company's common stock. Incentive stock options may only be granted to key employees of the Company and its subsidiaries. Nonqualified stock options, but not incentive stock options, may be given to other employees, independent contractors or non-employee directors of the Company and its subsidiaries pursuant hereto.

     (2)  DEFINITIONS. For purposes of this Plan, the following terms shall have
          -----------
the following meanings:

          (A) "Board" shall mean the Board of Directors of the Company.
               -----

         (B)  "Committee" shall mean the Compensation Committee, which shall be
               ---------
              appointed by the Board.

         (C)  "Company" shall mean Retractable Technologies, Inc., a Texas
               -------
              corporation.

         (D)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

         (E)  "ISO" shall mean an incentive stock option within the meaning of
               ---
              Section 422 of the Code to purchase Stock, granted pursuant to this Plan.

         (F)  "NQSO" shall mean a nonqualified stock option to purchase Stock,
               ----
              granted pursuant to this Plan.

         (G)  "Option Price" shall mean the purchase price for Stock pursuant to
               ------------
              a Stock Option as determined in Section (6) of this Plan.

         (H)  "Participant" shall mean an employee of the Company, or of any
               -----------
              subsidiary of the Company, to whom an ISO is granted under this Plan and, in the case of an NQSO, shall mean such persons or an independent contractor to whom an NQSO is granted pursuant to the Plan.

         (I)  "Plan" shall mean this Retractable Technologies, Inc. 1999 Stock
               ----
              Option Plan.

         (J)  "Stock" shall mean the common stock of the Company, no par value.
               -----

         (K)  "Stock Option" shall mean an ISO or NQSO.
               ------------

     (3) STOCK TO BE OPTIONED; DESIGNATION OF INCENTIVE STOCK OPTIONS. Subject
         ------------------------------------------------------------
to the provisions of Section (11) of this Plan, the maximum number of shares of Stock that may be optioned or sold under this Plan is Two Million (2,000,000) shares, all of which may be designated as ISOs. The shares shall be either treasury or authorized but unissued shares of Stock of the Company. Options or portions of options granted under this Plan to key employees may, in the discretion of the Committee, be designated as ISOs or as NQSOs. Options granted to non-employees must be NQSOs. In addition to any other term or provision of this Plan applicable to an ISO, any option designated as an ISO shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of the Company's Common Stock with respect to which incentive stock options are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Company and its subsidiaries hereafter adopted) shall not exceed One Hundred Thousand Dollars ($100,000.00).

     (4) ADMINISTRATION. This Plan shall be administered by the Committee or, in
         --------------
the absence of a Committee, by the Board. The Committee shall be responsible to the Board for the operation of this Plan, and shall make recommendations to the Board with respect to participation in this Plan by employees of the Company and its subsidiaries, and with respect to the terms, limitations, restrictions, conditions and extent of that participation. The interpretation and construction of any provision of this Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by that member in good faith relating to the Plan or any award thereunder.

     (5) ELIGIBILITY. The Board, upon recommendation of the Committee or upon
         -----------
its own action, may grant Stock Options to any employee (including an employee who is also a Director or an Officer) of the

Company or its subsidiaries or any independent contractor. The Board shall designate the Stock Options as ISOs or NQSOs to the extent permitted hereby. In making its selection and in determining the amount of awards to recommend, the Committee may consider any factors it deems relevant including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and growth. Stock Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board shall determine in its sole discretion. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of the employees to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among employees who receive, or are eligible to receive, awards under the Plan, whether or not those employees are similarly situated.

     (6) OPTION PRICE FOR ISOs AND NQSOs. For any Participant who is not deemed
         -------------------------------
to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under 422 of the Code (a "10% Shareholder"), the Option Price for each share to be
                    ---------------
acquired pursuant to an ISO shall be One Hundred Percent (100%) of the fair market value of the share as determined by the Board of the Common Stock on the date the ISO is granted. For any Participant who is deemed to be a 10% Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price for each share to be acquired pursuant to an ISO shall be One Hundred Ten Percent (110%) of the fair market value of the share. The Option Price for any NQSO shall be as determined by the Board of the Common Stock on the date the NQSO is granted. In addition, the Board shall include in any NQSO granted pursuant to this Plan a condition that, upon exercise of the NQSO and prior to the issuance of any stock certificate to the Participant, the Participant shall remit to the Company the amount, if any, of any federal, state or local employment taxes required to be withheld upon exercise of the NQSO. The Participant may (i) make a direct payment to the Company to satisfy this obligation, (ii) increase withholding on his cash compensation on the date the NQSO is exercised, and/or (iii) use the procedure described in the following provisions of this Subsection (6). One (1) month prior to exercise of a NQSO, the Participant may deliver a notice of withholding election to the Company. The notice shall state that the Company is to (i) calculate the amount of withholding tax due as if all shares for which a NQSO is to be exercised were delivered, (ii) reduce that number of shares made available for delivery so that the fair market value of the shares withheld on the exercise date approximates the Company's withholding tax obligation, and (iii) pay the cash to the Internal Revenue Service and other applicable taxing authorities on the Participant's behalf instead. No withholding obligation shall be imposed by this Section (6) unless also imposed by applicable law.

     (7) TERMS AND CONDITIONS OF OPTIONS GENERALLY; ISO PROVISIONS. Stock
         ---------------------------------------------------------
Options granted pursuant to this Plan shall be authorized by the Board and shall be evidenced by a written Stock Option Agreement or Agreements in such form as the Board, upon recommendation of the Committee, shall from time to time approve. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the earlier of the date of adoption of this Plan or the approval of this Plan by the Company's Shareholders. Any agreements with respect to ISOs shall comply with and be subject to the following terms and conditions:

          (A)  DEATH OF PARTICIPANT.
               --------------------

               (i) Notwithstanding Section 7(B) of this Plan, upon the death of the Participant, any ISO exercisable on the date of death may be exercised by the Participant's estate or by a person who acquires the right to exercise such ISO by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining option term of the ISO and within twelve (12) months after the Participant's death.

               (ii) The provisions of this Subsection (7)(A) shall apply
                    notwithstanding the fact that the Participant's employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any ISOs exercisable on the date of death.

          (B)  DISABILITY. Upon the termination of the Participant's employment
               ----------
               by reason of permanent disability (as determined by the Board), the Participant may, within twelve (12) months from the date of such termination of employment, exercise any ISOs to the extent such ISOs were exercisable at the date of such termination of employment due to disability.

          (C)  TERMINATION FOR OTHER REASONS. Except as provided in Sections
               -----------------------------
               (7)(A) and (7)(B), all ISOs shall automatically terminate three
               (3) months after the termination of the Participant's employment without cause and automatically upon termination with cause.

          (D)  TIME AND METHOD OF PAYMENT. The Option Price of an ISO shall be
               --------------------------
               paid in full in cash at the time an ISO is exercised under this Plan. Otherwise, an exercise of any ISO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an ISO and the payment of the Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Stock. A Participant shall have none of the rights of a shareholder until certificates for shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (E)  NUMBER OF SHARES. Each ISO Agreement shall state the total number
               ----------------
               of shares of Stock to which it pertains.

          (F)  GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS.
               ------------------------------------------------------------
               Subject to the provisions of Section (3) of this Plan, the Board may, in its discretion, provide that an ISO may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the ISO Agreement. Except as provided in the ISO Agreement, an ISO may be exercised in whole or in part at any time during its term. Notwithstanding any other provision of this Plan, an ISO granted to a Participant who is not deemed to be a 10% Shareholder may not be exercised after the expiration of ten (10) years from the date it is granted. Notwithstanding any other provision of this Plan, no ISO granted to a Participant who is deemed to be a 10% Shareholder may be exercised after the expiration of five (5) years from the date it is granted. No

               Stock Option may be exercised for a fractional share of Stock. An ISO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

     (8)  NQSO REQUIREMENTS. Any agreements with respect to NQSOs shall comply
          -----------------
with and be subject to the following terms and conditions:


          (A)  DEATH OF PARTICIPANT.
               --------------------

               (i) Notwithstanding Section (8)(B) of this Plan, upon the death of the Participant, any NQSO exercisable on the date of death may be exercised by the Participant's estate or by a person who acquires the right to exercise such NQSO by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining option term of the NQSO and within twelve (12) months after the Participant's death. Any nonvested NQSOs shall be forfeited at the death of the Participant.

               (ii) The provisions of this Subsection (8)(A) shall apply
                    notwithstanding the fact that the Participant's employment may have terminated prior to death, and if the NQSO remains exercisable but only to the extent of any NQSOs exercisable on the date of death.

          (B)  DISABILITY. Subject to Section (8)(A), upon the termination of
               ----------
               the Participant's employment by reason of permanent disability (as determined by the Board), the Participant may, during the remaining term of the Option, exercise any NQSOs to the extent such NQSOs were exercisable at the date of such termination of employment due to disability. Nonvested NQSOs are forfeited upon termination of employment due to disability.

          (C)  TERMINATION FOR OTHER REASONS. Except as provided in Sections
               -----------------------------
               (8)(A) and (8)(B) or except
               as otherwise determined by the Board in granting the NQSO, all NQSOs shall automatically terminate upon the termination of employment for cause. Otherwise, subject to Section (8)(A), the vested portion of the NQSO shall expire upon the expiration of its term. Nonvested NQSOs are forfeited upon termination of employment with or without cause.

          (D)  TIME AND METHOD OF PAYMENT. The Option Price and any other
               --------------------------
               amounts payable upon exercise of an NQSO shall be paid in full at the time an NQSO is exercised under this Plan. Otherwise, an exercise of any NQSO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an NQSO and the payment of the Option Price and any other required amounts, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Stock. A Participant shall have none of the rights of a shareholder until certificates for shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (E)  NUMBER OF SHARES. Each Stock Option Agreement shall state the
               ----------------
               total number of shares of Stock to which it pertains.

          (F)  GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS.
               ------------------------------------------------------------
               Subject to the provisions of Section (3) of this Plan, the Board may, in its discretion, provide that an NQSO may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Stock Option Agreement. Except as provided in the Stock Option Agreement, a vested NQSO may be exercised in whole or in part at any time during its term. No NQSO may be exercised for a fractional share of Stock. An NQSO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

     (9)  NO OBLIGATION TO EXERCISE STOCK OPTION. The granting of a Stock Option
          --------------------------------------
shall impose no obligation upon the Participant to exercise that Stock Option.

     (10) NONASSIGNABILITY. ISOs shall not be transferable other than by will or
          ----------------
by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by such Participant. NQSOs may not be transferred for a period of one (1) year from the date of grant to non-Affiliates and may not be transferred for a period of two (2) years from the date of grant to Affiliates. For purposes of this Section, the term "Affiliate" shall mean an executive officer of the Company, a director of the Company, a 10% Shareholder, a family member of any such person or any entity in which directors, executive officers, 10% Shareholders or their family members hold at least Ten Percent (10%) of the equity, profits interests, beneficial interests or voting rights.

     (11) EFFECT OF CHANGE IN STOCK SUBJECT TO THIS PLAN. The aggregate number
          ----------------------------------------------
of shares of Stock available for Stock Options under this Plan, the shares subject to any Stock Option and the price per share shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of this Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a Stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Stock Option shall pertain, apply and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Stock Options outstanding under this Plan shall terminate; provided, however, that each Participant (and each other person entitled to exercise a Stock Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Stock Options in whole or in part, but only to the extent that such Stock Options are otherwise exercisable under the terms of this Plan.

     (12) AGREEMENT AND REPRESENTATION OF EMPLOYEES. As a condition to the
          -----------------------------------------
exercise of any portion of a Stock Option, the Company may require the person exercising such Stock Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable law, regulation or rule of any governmental agency.

     (13) RESERVATION OF SHARES OF STOCK. The Company, during the term of this
          ------------------------------
Plan, will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

     (14) EFFECTIVE DATE OF PLAN. The Plan shall be effective from the date that
          ----------------------
this Plan is approved by the Board.

     (15) TAX REPORTING FOR ISO EXERCISE. The Company or a subsidiary of the
          ------------------------------
Company, as appropriate, shall furnish a statement to any Participant exercising an ISO on or before January 31 of the calendar year following the calendar year in which an ISO exercise occurs in compliance with
Section 6039(a) of the Code. The statement shall contain the following information:

          (A) The employer corporation's name, address and taxpayer identification number;

          (B) The name, address and taxpayer identification number of the person to whom the ISO shares are transferred;

          (C)  The name and address of the Company;

          (D)  The date the ISO was granted;

          (E) The date the shares were transferred pursuant to the exercise of the ISO;

          (F)  The fair market value of the Stock on date of exercise;

          (G)  The number of shares transferred upon exercise of the ISO;

          (H)  A statement that the ISO was an ISO; and

          (I)  The total cost of the shares.

     (16) RIGHTS OF EMPLOYEES. No person shall have any rights or claims under
          -------------------
the Plan except in accordance with the provisions of the Plan. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

     (17) USE OF PROCEEDS. Proceeds from the sale of shares pursuant to Stock
          ---------------
Options granted under this Plan shall constitute general funds of the Company.

     (18) AMENDMENTS. The Board of Directors may discontinue the Plan and the
          ----------
Committee may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

          (A) Except as provided in Section (11) of the Plan, increase the total number of shares reserved for the purposes of the Plan;

          (B) Decrease the Option Price of an ISO to less than the amounts shown in Section (6) of the Plan; or

          (C)  Extend the duration of the Plan.

     Except as provided in Section (11) of the Plan, neither shall any amendment, alteration or discontinuation impair the rights of any holder of a Stock Option theretofore granted without his consent; provided, however, that if the Committee after consulting with management of the Company determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of employee stock options would have a significant adverse effect on the Company's financial statements because of the fact that Stock Options granted before the issuance of such statement are then outstanding, then the Committee in its absolute discretion may cancel and revoke all outstanding Stock Options to which such adverse effect is attributed and the holders of those Stock Options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such Stock Options.

            PROXY FOR SERIES II CLASS B CONVERTIBLE PREFERRED STOCK
                         RETRACTABLE TECHNOLOGIES, INC.
                                 511 Lobo Lane
                          Little Elm, Texas 75068-0009
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the "Company" or "RTI") to be held on September 20, 2002, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the "Annual Meeting"), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all shares of Series II Class B Convertible Preferred Stock of the Company held of record by the undersigned as of the close of business on July 23, 2002, at the Annual Meeting of Shareholders or any adjournment or postponement thereof.

     At the Annual Meeting, the following matter proposed by the Compnay's Board of Directors will be voted on by the holders of the Series II Class B Convertible Preferred Stock:

     The election of Kenneth W. Biermacher, Timothy G. Greene, and John J. McDonald, Jr. as Series II Directors.

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                         RETRACTABLE TECHNOLOGIES, INC.

                 SERIES II CLASS B CONVERTIBLE PREFERRED STOCK

                               September 20, 2002

                             [Please Detach and Mail in the Envelope provided]

A [X] Please mark your
      votes as in this
      example.

                   The matter to be voted on is not related to or conditioned on the approval of other matters.

                 FOR   WITHHOLD
1. Election of   [ ]      [ ]     The Nominees are:                In their discretion, upon any other business that may properly
   Series II                               Kenneth W. Biermacher   come before the meeting or any adjournment or postponement
   Directors                               Timothy G. Greene       thereof.
                                           John J. McDonald, Jr.
(Instructions: To withhold authority                               It is understood that any proxy executed in such manner as not to
to vote for any nominee(s), strike                                 withhold authority to vote for the election of any nominee shall
through names of such nominee(s)                                   be deemed to grant such authority.
listed on the right.)
                                                                   It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned
                                                                   shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE
                                                                   PROXY WILL BE VOTED "FOR" THE NAMED PROPOSAL.

                                                                   The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

                                                                   PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING
                                                                   THE ENCLOSED ENVELOPE.

                                                                                PLEASE CHECK THIS BOX IF YOU INTEND [ ]
                                                                                TO BE PRESENT AT THE ANNUAL MEETING.

Signature _______________________________ Signature ___________________________________ Dated: ___________
                                                             (IF HELD JOINTLY)

Please sign exactly as name(s) appear(s) above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             PROXY FOR COMMON STOCK
                         RETRACTABLE TECHNOLOGIES, INC.
                                 511 Lobo Lane
                          Little Elm, Texas 75068-0009
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the "Company" or "RTI") to be held on September 20, 2002, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the "Annual Meeting"), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on July 23, 2002, at the Annual Meeting of Shareholders or any adjournment or postponement thereof.

     At the Annual Meeting, the following four matters proposed by the Company's Board of Directors will be voted on by the holders of Common Stock.

1. The election of Thomas J. Shaw, Steven R. Wisner, Douglas W. Cowan, Clarence Zierhut, and Marwan Saker as Class 2 Directors;
2. The increase of shares authorized for issuance under the Company's 1999 Stock Option Plan to 4,000,000;
3. The authorization of 5,000,000 shares of a Class C Convertible Preferred Stock; and
4. The ratification of the appointment of Cheshier & Fuller, L.L.P. as the Company's independent accountants for the year ending December 31, 2002.

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                         RETRACTABLE TECHNOLOGIES, INC.

                                  COMMON STOCK

                               September 20, 2002


               [Please Detach and Mail in the Envelope Provided]

A [X] Please mark your
      votes as in this
      example.

The matters to be voted on are not related to or conditioned on the approval of other matters.

1. Election of             FOR     WITHHOLD         Nominees:
   Class 2 Directors       [ ]       [  ]                   Thomas J. Shaw
   (Instructions: To withhold authority to vote for         Steven R. Wisner
   any nominees(s), strike through names of such            Douglas W. Cowan
   nominee(s) listed on the right.)                         Clarence Zierhut
                                                            Marwan Sakar

2. Proposal to increase the number of shares        FOR     AGAINST    ABSTAIN
   authorized for issuance under the Company's      [ ]       [  ]       [  ]
   1999 Stock Option Plan to 4,000,000.

3. Proposal to authorize 5,000,000 shares of
   a Class C Convertible Preferred Stock.           [ ]       [  ]       [  ]

4. Proposal to ratify the appointment of
   Cheshier & Fuller, L.L.P. as the Company's       [ ]       [  ]       [  ]
   independent accountants for the year ending
   December 31, 2002.

In their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

It is understood that any proxy executed in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED "FOR" THE NAMED PROPOSALS.

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        PLEASE CHECK THIS BOX IF YOU INTEND [  ]
                                        TO BE PRESENT AT THE ANNUAL MEETING



Signature:__________________________________________ Dated: _____________, 2002


Signature:__________________________________________ Dated: _____________, 2002

Please sign exactly as name(s) appear(s) above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.